UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2012

Entertainment Properties Trust
(Exact name of registrant as specified in its charter)

Maryland	001-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
909 Walnut Street, Suite 200
Kansas City, Missouri 64106
(Address of principal executive office)(Zip Code)
(816) 472-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On February 23, 2012, Entertainment Properties Trust (the “Company”) announced its results of operations and financial condition for the fourth quarter and year ended December 31, 2011. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto and is hereby incorporated by reference herein.
In addition, on February 23, 2012, the Company made available on its website supplemental operating and financial data for the fourth quarter and year ended December 31, 2011, the text of which is set forth in Exhibit 99.2 hereto and is hereby incorporated by reference herein.
The information set forth in Item 2.02 of this current report on Form 8-K, including Exhibits 99.1 and 99.2, is being “furnished” and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 23, 2012 issued by Entertainment Properties Trust announcing its results of operations and financial condition for the fourth quarter and year ended December 31, 2011.

99.2	Supplemental Operating and Financial Data for the fourth quarter and year ended December 31, 2011, made available by Entertainment Properties Trust on February 23, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT PROPERTIES TRUST

By:	/s/ Mark A. Peterson
Mark A. Peterson
Senior Vice President, Treasurer and Chief Financial Officer
Date: February 23, 2012

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated February 23, 2012 issued by Entertainment Properties Trust announcing its results of operations and financial condition for the fourth quarter and year ended December 31, 2011.

99.2	Supplemental Operating and Financial Data for the fourth quarter and year ended December 31, 2011, made available by Entertainment Properties Trust on February 23, 2012.